SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC  20549


                                   FORM 8-K


                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                    the Securities and Exchange Act of 1934


        Date of Report (Date of earliest event reported):  May 23, 1995
                           MONONGAHELA POWER COMPANY
            (Exact name of registrant as specified in its charter)

           Ohio                       1-5164                13-5229392
      (State or other               (Commission File        (IRS Employer
       jurisdiction of               Number)                 Identification
       incorporation)                                        Number)


                             1310 Fairmont Avenue
                        Fairmont, West Virginia  26554
                   (Address of principal executive offices)


Registrant's telephone number,
      including area code:                                  (304) 366-3000

Item 5.     Other Events.

            The Exhibits to this Report listed in Item 7 below relate to the Registration Statements on Form S-3, No. 33-51301.

Item 7.     Financial Statements, Pro Forma Financial Information and
            Exhibits.

4(a) Seventy-third Supplemental Indenture, dated as of May 1, 1995, Supplemental to First Mortgage, dated as of August 1, 1945.

12(a)       Statement re computation of ratios.




                                  SIGNATURES


            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          MONONGAHELA POWER COMPANY



Dated:  May 23, 1995                      By:    THOMAS C. SHEPPARD, JR.
                                          Name:  Thomas C. Sheppard, Jr.
                                          Title: Assistant Secretary

                                 EXHIBIT INDEX


Item No. 1        4(a)        Seventy-third Supplemental Indenture, dated as
                              of May 1, 1995, Supplemental to First Mortgage, dated as of August 1, 1945.

Item No. 2        12(a)       Statement re computation of ratios.